UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2024

GREAT AJAX CORP.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13190 SW 68th Parkway

Suite 110

Tigard, OR   97223

(Address of principal executive offices)

Registrant’s telephone number, including area code:

503- 505-5670

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 10, 2024, Great Ajax Corp. (“Great Ajax” or the “Company”) issued a press release announcing that the Company has set a record date for its 2024 meeting of stockholders (the “Meeting”) to, among other things, consider and vote upon certain matters relating to the previously announced strategic transaction (the “Transaction”) by and between the Company and Rithm Capital Corp. (together with its subsidiaries, “Rithm”). Pursuant to the Transaction, and subject to the receipt of stockholder approval at the Meeting, (1) the Company will issue common stock to certain exchanging investors in excess of the 19.99% cap imposed by the New York Stock Exchange rules; (2) the Company will issue common stock and warrant shares to Rithm in connection with the Transaction, which may be deemed to constitute a “change of control;” (3) the Company will elect four directors to serve until the 2025 annual meeting of stockholders; (4) the Company will enter into a Management Agreement, by and among the Company, Great Ajax Operating Partnership L.P. and RCM GA Manager LLC, an affiliate of Rithm, pursuant to which RCM GA Manager LLC will become the Company’s external manager; and (5) the Company will adopt Amendment No. 1 to the 2016 Equity Incentive Plan. The Company will present the preceding proposals at the Meeting in order to obtain the vote of the Company’s stockholders. In addition, the Company will present a proposal to ratify the appointment of Moss Adams LLP to serve as its registered independent public accounting firm for the fiscal year ending December 31, 2024.

Stockholders of record as of the close of business on April 22, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting, expected to occur on May 20, 2024. The Transaction is subject to certain customary closing conditions and the receipt of the approval of the stockholders of the Company.

A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated April 10, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining approval of the stockholders of the Company of the proposed transactions (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, GREAT AJAX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED THE SEC IN CONNECTION WITH THE STOCKHOLDER APPROVAL OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholder with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2024 annual meeting filed with the SEC on April 9, 2024, as amended. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials filed and to be filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Great Ajax does not assume any duty or obligation (and does not undertake) to update or supplement any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to numerous assumptions, risks and uncertainties, actual results or future events, circumstances or developments could differ, possibly materially, from those that the Company anticipated in its forward-looking statements, and future results and performance could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The list of factors presented here is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AJAX CORP.
Date: April 10, 2024

	By:	/s/ Mary Doyle
	Name:	Mary Doyle
	Title:	Chief Financial Officer